SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549





                                  FORM 8-K
                               CURRENT REPORT





                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




    Date of Report (Date of earliest event reported):  September 5, 1995





                           McDONALD'S CORPORATION
           (Exact name of Registrant as specified in its Charter)




         Delaware                  1-5231              36-2361282
  (State of Incorporation)   (Commission File No.)     (IRS Employer
                                                       Identification No.)



                            One McDonald's Plaza
                          Oak Brook, Illinois 60521
                               (708) 575-3000
          (Address and Phone Number of Principal Executive Offices)

  Item 7.   Financial Statements, Pro Forma Financial Information and
            Exhibits

  (c)  Exhibits

       (1) Underwriting Agreement dated September 5, 1995, by and among McDonald's Corporation, Morgan Stanley & Co.
               Incorporated, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., PaineWebber Incorporated and Salomon Brothers Inc.

       (4)(a) Supplemental Indenture No. 23, dated as of September 11, 1995, supplemental to an Indenture dated as of March 1, 1987, between McDonald's Corporation and First Fidelity Bank, National Association (formerly Fidelity Bank, National Association), as Trustee.

       (4)(b)  Specimen Note.




                                  SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                McDONALD'S CORPORATION

                                (Registrant)


                                By:  /S/ G. Lowell Dixon
                                     ----------------------
                                     G. Lowell Dixon
                                     Vice President,
                                     Assistant General Counsel and
                                     Assistant Secretary

                                Exhibit Index


  Exhibit                                                      Sequential
  No.       Description of Exhibit                             Page Number

  (1)       Underwriting Agreement dated September 5, 1995,          4
            by and among McDonald's Corporation, Morgan
            Stanley & Co. Incorporated, Goldman, Sachs & Co.,
            Merrill Lynch, Pierce, Fenner & Smith Incorporated,
            J.P. Morgan Securities Inc., PaineWebber Incorporated and Salomon Brothers Inc.

  (4)(a)    Supplemental Indenture No. 23, dated as of               20
            September 11, 1995, supplemental to an Indenture dated as of March 1, 1987, between McDonald's
            Corporation and First Fidelity Bank, National
            Association (formerly known as Fidelity Bank,
            National Association), as Trustee.

  (4)(b)    Specimen Note.                                           29